THE GABELLI ABC FUND



                              MERGER AND ARBITRAGE

                                 "THE DEAL FUND"


                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2002

                                [graphic omitted]
                          [Graphic of 5 stars omitted]

             MORNINGSTAR RATED[TM] GABELLI ABC FUND 5 STARS OVERALL
              AND FOR THE THREE AND FIVE-YEAR PERIOD ENDED 06/30/02
             AMONG 670 AND 483 DOMESTIC HYBRID FUNDS, RESPECTIVELY.


         "GIVE A MAN A FISH AND YOU FEED HIM FOR A DAY. TEACH HIM HOW TO ARBITRAGE AND YOU FEED HIM FOREVER."

              - Warren Buffett



                       THE GABELLI ABC FUND WAS RATED "A"
                          BY BUSINESS WEEK FOR SUPERIOR
                       RISK-ADJUSTED TOTAL RETURN IN THEIR
                         2001 MUTUAL FUND SCORECARD.(A)

[GRAPHIC OMITTED]
[Graphic of Deals, Deals, Deals book omitted]

TO OUR SHAREHOLDERS,

      The Gabelli ABC Fund was created for conservative investors desiring to participate in the equity markets without assuming the risk of portfolios fully invested in equities. Our objective is to achieve positive returns in the various market environments. Our approach to this mandate has been to build a diversified portfolio consisting of undervalued stocks, stable risk arbitrage positions, and risk-free short-term U.S. Treasury securities. Throughout the Fund's history, this portfolio mix has produced respectable returns in up markets and preserved capital during down markets. We continued to achieve this objective in 2002, with the Fund posting a 0.31% gain for the second quarter and a 0.73% gain for the first half of the year in a truly dismal equities market.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Fund was rated among 670 U.S.-domiciled hybrid funds for the last three years and 483 funds for the last five years as of 06/30/02. With respect to these domestic hybrid funds, the Fund received a Morningstar rating of 5 stars overall and for the three and five-year periods, respectively. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics. [COPYRIGHT]2002 Morningstar, Inc. All Rights Reserved. (a) Business Week's annual Mutual Fund Scoreboard rated equity mutual funds based on five year risk-adjusted returns. For 2001, 150 funds earned A's among 3,493 equity funds with a five year history, the minimum history required for a rating.

INVESTMENT RESULTS (a)
------------------------------------------------------------------------------
                                                Quarter
                              ------------------------------------------------
                                1ST       2ND       3RD       4TH       YEAR
                              ------------------------------------------------
  2002:   Net Asset Value .... $9.69    $9.72       --         --          --
          Total Return .......  0.4%     0.3%       --         --          --
------------------------------------------------------------------------------
  2001:   Net Asset Value .... $9.52    $9.70      $9.78      $9.65     $9.65
          Total Return .......  0.7%     1.9%       0.8%       1.0%      4.6%
------------------------------------------------------------------------------
  2000:   Net Asset Value .... $9.67    $9.89     $10.17      $9.45     $9.45
          Total Return .......  2.4%     2.3%       2.8%       2.9%     10.9%
------------------------------------------------------------------------------
  1999:   Net Asset Value .... $9.65   $10.20     $10.21      $9.44     $9.44
          Total Return .......  0.6%     5.7%       0.1%       2.4%      9.0%
------------------------------------------------------------------------------
  1998:   Net Asset Value ....$10.64   $10.68     $10.16      $9.59     $9.59
          Total Return .......  4.0%     0.4%      (4.9)%     11.9%     11.1%
------------------------------------------------------------------------------
  1997:   Net Asset Value .... $9.98   $10.45     $10.74     $10.23    $10.23
          Total Return .......  1.4%     4.7%       2.8%       3.3%     12.8%
------------------------------------------------------------------------------
  1996:   Net Asset Value ....$10.10   $10.16      $9.77      $9.84     $9.84
          Total Return .......  4.1%     0.6%       0.8%       2.2%      7.8%
------------------------------------------------------------------------------
  1995:   Net Asset Value .... $9.94   $10.14     $10.41      $9.71     $9.71
          Total Return .......  3.9%     2.0%       2.7%       2.2%     11.2%
------------------------------------------------------------------------------
  1994:   Net Asset Value ....$10.12   $10.11     $10.42      $9.57     $9.57
          Total Return .......  0.9%    (0.1)%      3.1%       0.6%      4.5%
------------------------------------------------------------------------------
  1993:   Net Asset Value ....   --    $10.10     $10.63     $10.03    $10.03
          Total Return .......   --      1.0%(b)    5.2%       2.6%      9.1%(b)
------------------------------------------------------------------------------

                 AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002(A)

                                           YEAR         SINCE
                             QUARTER      TO DATE    INCEPTION(B)    5 YEAR    3 YEAR    1 YEAR
-----------------------------------------------------------------------------------------------
 Gabelli ABC Fund .........   0.31%        0.73%         8.90%      8.47%      6.16%      2.61%
 S&P 500 Index ............ (13.39)%     (13.15)%       11.37%      3.67%     (9.17)%   (17.98)%
 Lipper U.S. Treasury
    Money Market Average ..   0.27%        0.56%         4.24%      4.16%      3.86%      1.73%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and capital gains distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on May 14, 1993.

FUND OPERATIONS

      Effective May 1, 2001, because of a dearth of deal activity (which we will discuss in more detail), we raised the minimum initial investment from $1,000 to $25,000. Furthermore, we voluntarily lowered our fees on April 1, 2002 to 50 basis points because we were sitting on an above-average amount of cash. In order to remain loyal to our mandate, our Fund will close to new investors as of October 1, 2002. The Fund will continue to accept investments from existing shareholders after that date. We will also accept initial investments from shareholders in other "Gabelli" funds who had invested prior to October 1, 2002.

COMMENTARY

      As we have discussed, our portfolio focuses on investing in announced mergers and acquisitions. The ABC Fund buys stocks of companies that are in the process of being acquired. We buy them below the deal value and profit at the merger close when we are paid the actual deal price. We have not migrated to distressed issues solely to generate returns -- this has served us well, particularly in the past month. Below, we discuss the current merger environment and prospects for deal activity going forward.

SECOND QUARTER MERGER ACTIVITY

      There was bad news and good news in global deal activity in the second quarter. First the good news -- deal activity in the second quarter was up 30% over levels from the first quarter, rising to $329.7 billion from $254 billion. The bad news -- deal flow was down sharply year over year. Much of last quarter's activity was in the more stable sectors of the market, such as consumer products, energy, and real estate.

      The three largest deals of the second quarter were:

      (a) National Grid's offer to buy UK utility Lattice Group

      (b) Citigroup's bid to acquire Golden State Bancorp

      (c) Royal Dutch/Shell's buyout of Enterprise Oil

      As we have previously discussed, the cloud crimping merger activity is a lack of confidence among corporate CEOs. This lack of confidence stems from many issues. The convergence of corporate misdealing at Enron, Tyco, and Adelphia, on top of more traditional bankruptcies at the end of a market bubble, has left the arbitrage community with a dearth of deals. There was concern over being labeled a "serial acquirer." Then the coup de grace -- WorldCom.

      On a more positive note, these issues have resulted in more creative deals, as corporations attempt to increase shareholder value through financial engineering.

FINANCIAL ENGINEERING

      Three deals announced in the month of June had unique deal structures. We expect to see more such activity as corporations use creative techniques to enhance shareholder value through acquisition. The deals and structures are as follows:

o NESTLE WILL BUY DREYER'S GRAND ICE CREAM FOR $2.4 BILLION. This transaction has a structure similar to that of the Pinault-Printemps buyout of Gucci. Nestle will gain a two-thirds ownership stake by giving Dreyer's its U.S. ice cream assets in exchange for shares. Dreyer's minority shareholders will then have the right to put their shares to Nestle at a price of $83.00 in January 2006. Nestle will also have a call option on any shares not put to the company at $88.00 in January 2007.

o HEINZ WILL SPIN OFF ITS TUNA, PET FOODS, AND CERTAIN OTHER BUSINESSES, and then merge those assets with Del Monte Foods Co. This is known as a reverse Morris Trust transaction, in which Heinz disposes of assets without incurring a large tax bill.

o PENN VIRGINIA RESOURCES RECEIVED AN UNSOLICITED OFFER from corporate raider T. Boone Pickens. While the $40 per share cash offer structure is not unique, Pickens' intent is seemingly to separate the oil & gas from the coal assets to enhance value. This is an example of an asset rich company that was trading at a deep discount to its intrinsic value.

MERGER OUTLOOK

      While we are generating small profits from spreads on announced mergers, the limited number of deals and our resulting cash position has been a drag on returns. The merger "air pocket" has existed for over a year now. But, as the market distances itself from the accounting scandals and corporate misdeeds, we expect deal activity to pick up. Until then, it is important to keep in mind that we are preserving capital at a time when investors have lost money in many different strategies and areas of the market. This merger cycle will ignite again. We expect an improved environment in coming months and the opportunity to generate positive risk adjusted returns.

INVESTMENT SCORECARD

      During the quarter, the Fund carried a larger than normal cash position due to ongoing stock market volatility and the lack of risk arbitrage opportunities. Although historically low short-term Treasury yields minimized returns from our large cash position, sitting on the sidelines in this highly volatile market was the appropriate strategy. If we see evidence the market has stabilized and gain confidence it will trend higher, we will put more money to work in value-oriented equities.

      Our top equity performers this quarter were Security Capital Group and Fargo Electronics. Our worst performers were Metricom, GST Telecommunications, CoreComm, and American Tower Systems.

DOUBLE-DIGIT RETURNS -- ARE THEY ACHIEVABLE?

      Many corporate sponsors (public companies tied to liabilities with plan assets) have made certain assumptions about inflation. In the 1990s, stocks returned 18.2% and in the 1980s, 17.5%. Those lofty returns were not sustainable and the past couple years have proved that premise. Expectations for returns in the future should be more in line with the historical numbers. 9% to 9.5% is the number that most have migrated to over the past several years. Is this sustainable? What portfolio mix is necessary to achieve these results if rates on fixed income instruments are under 6%? To help guide us on a going-forward basis, below is a road map of returns over the last seventy-five years prepared by Ibbotson Associates, a data services firm that provides historical research information.

      Chart I compares the returns by decade of three separate asset classes and the rate of inflation. The "Stocks" category consists of the S&P 500 Composite with dividends reinvested. The "Bonds" consist of Long Term Government Bonds with a maturity of 20 years. The "Bills" represent the total return of 30-day Treasury bills. "Inflation" reflects the Consumer Price Index of all Urban consumers and is not seasonally adjusted.

--------------------------------------------------------------------------------
                         CHART I: A CENTURY OF INVESTING
                        COMPOUNDED ANNUAL RATES OF RETURN

                        STOCKS           BONDS          BILLS     INFLATION
---------------------------------------------------------------------------
         02 (YTD)         -13.2%           3.6%           0.9%        1.8%
         01               -11.9            3.6            4.1         2.0
         00                -9.1           21.5            5.9         3.4

         90's              18.2            8.8            4.9         2.9
         80's              17.5           12.6            8.9         5.1
         70's               5.9            5.5            6.3         7.4
         60's               7.8            1.4            3.9         2.5
         50's              19.4           -0.1            1.9         2.2
         40's               9.2            3.2            0.4         5.4
         30's               0.0            4.9            0.6        -2.0
         ----              ----            ---            ---        ----
         1926-2002         10.6%           5.9%           3.8%        3.0%
         SOURCE: IBBOTSON ASSOCIATES AS OF 6/30/2002
----------------------------------------------------------------------------

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

DREYER'S GRAND ICE CREAM INC. (DRYR - $68.60 - NASDAQ) has agreed to be bought by Nestle SA (NESZn.VX - $233.18 - Virt-x Stock Exchange) for $2.4 billion in stock. Under the terms of the complex transaction, DRYR will acquire Nestle's U.S. ice cream business in exchange for 55 million shares of DRYR. This will give Nestle 67% ownership in DRYR. In the second stage of the deal, DRYR minority shareholders can sell their shares to Nestle in January 2006 at $83. Alternatively, Nestle can acquire the minority DRYR shares at $88 in January 2007.

EAGLE BANCSHARES INC. (EBSI - $25.98 - NASDAQ) was acquired by Royal Bank of Canada (RY - $34.80 - NYSE) for $153 million in cash, or $26 per share. The deal closed on July 22, 2002. EBSI is an Atlanta-based thrift offering community banking, mezzanine financing and real estate investments. The acquisition is part of RY's two-year expansion into U.S. markets.

GUCCI GROUP NV (GUC - $94.61 - NYSE), Pinault Printemps (PRTP.PA - $118.61 - Paris Stock Exchange) and LVMH Moet Hennessy Louis Vuitton (LVMHY - $10.09 - Nasdaq) have signed a three-step agreement under which PPR will take control of Gucci. In the first step, PPR has raised its stake in Gucci by buying 8.6 million shares from LVMH. Gucci has also already paid to holders a dividend of $7 per share. The final step will enable Gucci public shareholders to "put"
(sell) their shares to PPR at $101.50 per share in March 2004. At the current price, the yield to the put date for Gucci shareholders, including dividends, is approximately 5% annualized.

IVEX PACKAGING  CORP. (IXX - $22.77 - NYSE) was acquired by Alcoa (AA - $33.15 -
NYSE) for $790 million in cash and debt. IXX holders received $21.50 per share in cash plus a pro-rata share in Packaging Dynamics (PKDY - $7.00 - Nasdaq). PKDY produces specialty bags and wraps for the food service industry. IXX's core business produces plastic and paper-based flexible packaging.

MCGRATH RENTCORP (MGRC - $25.92 - NASDAQ), a seller of modular buildings, had agreed to be bought by Tyco International Ltd. (TYC - $13.51 - NYSE) for $482 million in cash and stock. Under terms of the agreement, MGRC shareholders were to receive consideration of $38 per share in cash and Tyco stock. The breakup of Tyco and questions over its accounting practices caused both stocks to sell off after the announcement of the transaction. On July 1, MGRC exercised its right to terminate the deal, saying that a sale to Tyco was no longer in the best interests of its shareholders.

PENNZOIL-QUAKER STATE CO. (PZL - $21.53 - NYSE) agreed to be bought by Royal Dutch/Shell Group in a deal that values PZL at $1.8 billion. PZL shareholders will receive $22.00 per share in cash. On May 20, the Federal Trade Commission issued a request for additional information. The request relates to potential antitrust concerns in the base oil and passenger car motor oil markets. We expect the transaction to close in the September-October timeframe.

PUERTO RICAN CEMENT CO. INC. (PRN - $35.00 - NYSE) is being acquired by Cemex SA (CX - $26.36 - NYSE) for $250 million in cash and assumed debt. PRN shareholders will receive $35 per share plus a $0.19 dividend. The deal price values PRN at a multiple of $134 per ton of cement capacity. We expect the deal to close soon.

MINIMUM INITIAL INVESTMENT - $25,000

      The Gabelli ABC Fund raised its minimum initial investment from $1,000 to $25,000 effective May 1, 2001 in order to promote a higher average account size and lower expenses. Initial minimums for IRAs and automatic investment plans remain the same. There are no subsequent investment minimums. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms. However, as noted earlier, the Fund will close to new investors on October 1, 2002.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                           WHEN
                       ---                           ----
      Special Chats:   Mario J. Gabelli              First Monday of each month
                       Howard Ward                   First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       AUGUST                        SEPTEMBER                         OCTOBER
                       ------                        ---------                         ---------
      1st  Wednesday   Susan  Byrne                  Caesar  Bryan                     Walter  Walsh & Laura  Linehan
      2nd  Wednesday   Lynda Calkin                  Hart Woodson                      Caesar Bryan
      3rd  Wednesday   Walter Walsh & Laura Linehan  Charles Minter & Martin Weiner    Henry Van der Eb
      4th  Wednesday   Barbara Marcin                Barbara Marcin                    Lynda  Calkin
      5th  Wednesday                                                                   Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited. You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Economic uncertainty and market volatility caused us to continue to be particularly cautious in the second quarter of 2002. We believe the economic recovery is for real and that corporate earnings will grow nicely in the second half of 2002. However, with so much distressing geopolitical news and the potential for more headlines regarding malfeasance in corporate America and on Wall Street, we will likely remain cautious until we gain conviction investors are ready to acknowledge improving economic and stock market fundamentals.
      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                                     Sincerely,

                                                     /S/ Mario J. Gabelli

                                                     MARIO J. GABELLI, CFA
                                                     Portfolio Manager and
                                                     Chief Investment Officer
July 19, 2002

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       MARKET
   SHARES                                  COST         VALUE
   ------                                  ----        ------
           COMMON STOCKS -- 6.2%
           AUTOMOTIVE -- 0.4%
   47,000  McGrath RentCorp ........... $ 1,762,970  $ 1,218,240
                                        -----------  -----------
           AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.9%
    5,000  Federal-Mogul Corp.+ .......      14,937        3,515
  250,000  Pennzoil-Quaker
              State Co. ...............   5,386,647    5,382,500
                                        -----------  -----------
                                          5,401,584    5,386,015
                                        -----------  -----------
           AVIATION: PARTS AND SERVICES -- 0.2%
   14,000  Aviall Inc.+ ...............     179,664      196,000
   16,000  Fairchild Corp., Cl. A+ ....     139,701       50,400
   18,000  Kaman Corp., Cl. A .........     322,619      301,680
                                        -----------  -----------
                                            641,984      548,080
                                        -----------  -----------
           BROADCASTING -- 0.1%
    4,000  Liberty Corp. ..............     175,808      159,400
      800  Salem Communications
             Corp., Cl. A+ ............       6,232       19,896
                                        -----------  -----------
                                            182,040      179,296
                                        -----------  -----------
           BUSINESS SERVICES -- 0.0%
    2,580  ProcureNet Inc.+ (a) .......           0          387
                                        -----------  -----------
           COMPUTER SOFTWARE AND SERVICES -- 0.0%
   39,000  BNS Co., Cl. A+ ............     400,428      107,640
                                        -----------  -----------
           CONSUMER PRODUCTS -- 0.0%
   42,530  Syratech Corp.+ ............     463,308       19,138
                                        -----------  -----------
           DIVERSIFIED INDUSTRIAL -- 0.6%
    6,000  Ampco-Pittsburgh Corp. .....      69,607       72,000
   50,000  GenTek Inc. ................      18,000       11,000
   30,620  Harbor Global Co. Ltd. .....     155,606      225,822
   55,000  Ivex Packaging Corp.+ ......   1,263,100    1,252,350
    4,000  Katy Industries Inc.+ ......      41,365       20,000
                                        -----------  -----------
                                          1,547,678    1,581,172
                                        -----------  -----------
           ENERGY AND UTILITIES: ELECTRIC -- 0.3%
   10,000  DQE Inc. ...................     135,000      140,000
   30,000  Northeast Utilities ........     628,408      564,300
                                        -----------  -----------
                                            763,408      704,300
                                        -----------  -----------
           ENERGY AND UTILITIES: INTEGRATED -- 0.0%
   25,000  Progress Energy Inc.+ ......      13,000        7,500
                                        -----------  -----------
           ENERGY AND UTILITIES: NATURAL GAS -- 0.0%
    2,000  AGL Resources Inc. .........      35,600       46,400
    1,500  Southwest Gas Corp. ........      26,231       37,125
                                        -----------  -----------
                                             61,831       83,525
                                        -----------  -----------
           ENERGY AND UTILITIES: WATER -- 0.3%
   20,000  NiSource Inc.+ .............      40,000       41,600
    8,300  SJW Corp. ..................     861,001      672,300
                                        -----------  -----------
                                            901,001      713,900
                                        -----------  -----------
           ENTERTAINMENT -- 0.0%
   25,000  GC Companies Inc.+ .........       3,750        6,250

                                                       MARKET
   SHARES                                  COST         VALUE
   ------                                  ----        ------
    1,000  Regal Entertainment
             Group, Cl. A+ ............ $    19,000  $    23,320
                                        -----------  -----------
                                             22,750       29,570
                                        -----------  -----------
           EQUIPMENT AND SUPPLIES -- 0.7%
    1,500  GrafTech International
             Ltd.+ ....................      24,615       18,450
    9,674  Juno Lighting Inc.+ ........     144,859       93,838
   52,100  Puerto Rican Cement
             Co. Inc. .................   1,816,573    1,823,500
                                        -----------  -----------
                                          1,986,047    1,935,788
                                        -----------  -----------
           FINANCIAL SERVICES -- 0.6%
   37,500  Argonaut Group Inc. ........   1,113,661      803,250
   29,500  Eagle Bancshares Inc.+ .....     758,465      766,410
    1,500  Leucadia National Corp. ....      46,732       47,490
                                        -----------  -----------
                                          1,918,858    1,617,150
                                        -----------  -----------
           FOOD AND BEVERAGE -- 0.4%
   20,000  Advantica Restaurant
             Group Inc.+ ..............      49,969       18,600
   15,000  Dreyer's Grand Ice
             Cream Inc. ...............   1,009,050    1,029,000
      500  Genesee Corp., Cl. A .......       7,500        8,563
   11,000  Genesee Corp., Cl. B .......     128,970      177,672
                                        -----------  -----------
                                          1,195,489    1,233,835
                                        -----------  -----------
           HOME FURNISHINGS -- 0.0%
  320,000  Carlyle Industries
             Inc.+ ....................     150,016       96,000
                                        -----------  -----------
           METALS AND MINING -- 0.0%
   10,000  Royal Oak Mines Inc.+ ......      11,858           80
                                        -----------  -----------
           REAL ESTATE -- 0.2%
   20,000  Griffin Land &
             Nurseries Inc.+ ..........     322,382      276,500
    3,169  HomeFed Corp.+ .............         567        2,884
   10,000  ProLogis Trust .............     226,500      260,000
                                        -----------  -----------
                                            549,449      539,384
                                        -----------  -----------
           RETAIL -- 0.5%
   15,000  Gucci Group NV, ADR ........   1,269,809    1,419,150
    4,000  Lillian Vernon Corp. .......      63,935       28,500
                                        -----------  -----------
                                          1,333,744    1,447,650
                                        -----------  -----------
           SATELLITE -- 0.0%
   13,000  Liberty Satellite &
             Technology Inc.,
             Cl. A+ ...................     146,900       29,250
                                        -----------  -----------
           TELECOMMUNICATIONS -- 0.0%
  200,000  CoreComm Ltd.+ .............      16,000        8,000
   65,000  GST Telecommunications
             Inc.+ ....................       4,312           52
    3,000  Telegroup Inc.+ ............          32            3
   10,000  USN Communications Inc.+ ...         150           10
                                        -----------  -----------
                                             20,494        8,065
                                        -----------  -----------
           TRANSPORTATION -- 0.0%
    1,000  GATX Corp. .................      33,590       30,100
                                        -----------  -----------

                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       MARKET
   SHARES                                  COST         VALUE
   ------                                  ----        ------
           COMMON STOCKS (CONTINUED)
           WIRELESS COMMUNICATIONS -- 0.0%
      500  American Tower Corp.,
             Cl. A+ ................... $     7,707  $     1,725
   14,000  Metricom Inc.+ .............       1,680          126
   50,000  Winstar Communications
             Inc.+ ....................       2,125          125
                                        -----------  -----------
                                             11,512        1,976
                                        -----------  -----------
           TOTAL COMMON STOCKS ........  19,519,939   17,518,041
                                        -----------  -----------

           PREFERRED STOCKS -- 1.2%
           AUTOMOTIVE -- 0.0%
    4,000  General Motors Corp.,
             4.500% Cv. Pfd.,
             Ser. A ...................     100,000      103,360
                                        -----------  -----------
           BROADCASTING -- 0.3%
    1,063  Granite Broadcasting Corp.,
             12.750% Pfd. .............     439,685      680,320
                                        -----------  -----------
           COMMUNICATIONS EQUIPMENT -- 0.0%
           RSL Communications Ltd.,
    1,000    7.500% Cv. Pfd. +(c)(d) ..          93           10
    2,000    7.500% Cv. Pfd.,
               Ser. A + (d) ...........         185           20
                                        -----------  -----------
                                                278           30
                                        -----------  -----------
           DIVERSIFIED INDUSTRIAL -- 0.0%
           WHX Corp.,
   13,000    6.500% Cv. Pfd.,
               Ser. A+ ................     393,818       50,960
   10,000    $3.75 Cv. Pfd.,
               Ser. B+ ................     187,760       40,100
                                        -----------  -----------
                                            581,578       91,060
                                        -----------  -----------
           HOME FURNISHINGS -- 0.0%
    8,000  O'Sullivan Industries
             Holdings Inc.,
             12.000% Pfd. .............       4,750        6,600
                                        -----------  -----------
           SPECIALTY CHEMICALS -- 0.8%
  100,000  Hercules Trust I,
             9.4200% Pfd. .............   2,361,323    2,340,000
                                        -----------  -----------
           TELECOMMUNICATIONS -- 0.1%
    3,000  Citizens Communications Co.,
             5.000% Cv. Pfd. ..........     147,020      121,200
                                        -----------  -----------
           TOTAL PREFERRED STOCKS .....   3,634,634    3,342,570
                                        -----------  -----------
  PRINCIPAL
   AMOUNT
  --------

           CORPORATE BONDS -- 0.7%
           CABLE -- 0.0%
$ 150,000  Charter Communications
             Inc., Cv.,
             4.750%, 06/01/06 .........     119,418       68,437
                                        -----------  -----------
           COMPUTER SOFTWARE AND SERVICES -- 0.0%
  100,000  Exodus Communications Inc.,
             Sub. Deb. Cv.,
             5.250%, 02/15/08 +(d) ....       2,250          375
                                        -----------  -----------

  PRINCIPAL                                            MARKET
   AMOUNT                                  COST         VALUE
  --------                                 ----        ------
           CONSUMER PRODUCTS -- 0.0%
$3,600,000 Pillowtex Corp.,
             Sub. Deb. Cv.,
             6.000%, 03/15/12+ (d) .... $    45,461  $         0
  200,000  Revlon Consumer Products,
             Sub. Deb.,
             8.625%, 02/01/08 .........      99,671       91,000
                                        -----------  -----------
                                            145,132       91,000
                                        -----------  -----------
           ELECTRONICS -- 0.1%
  400,000  Oak Industries Inc.,
             Sub. Deb. Cv.,
             4.875%, 03/01/08 .........     305,419      257,000
                                        -----------  -----------
           ENERGY AND UTILITIES -- 0.1%
  300,000  Mirant Corp., Sub. Deb. Cv.,
             2.500%, 06/15/21 .........     224,134      219,375
                                        -----------  -----------
           HEALTH CARE -- 0.0%
   50,000  IVAX Corp., Sub. Deb. Cv.,
             5.500%, 05/15/07 .........      42,684       40,938
                                        -----------  -----------
           HOTELS AND GAMING -- 0.1%
  205,000  Hilton Hotels Corp.,
             Sub. Deb. Cv.,
             5.000%, 05/15/06 .........     174,365      193,469
                                        -----------  -----------
           MUTUAL FUNDS -- 0.4%
  165,313(b) Vanguard High-Yield Corporate
             Bond Fund ................   1,119,298      993,532
                                        -----------  -----------
           RETAIL -- 0.0%
  200,000    RDM Sports Group Inc.,
             Sub. Deb. Cv.,
             8.000%, 08/15/03 +(d) ....       4,000       17,000
                                        -----------  -----------
           TRANSPORTATION -- 0.0%
  850,000  Builders Transport Inc.,
             Sub. Deb. Cv.,
             6.500%, 05/01/11 +(d) ....       8,500            0
  140,000  WorldCorp. Inc., Sub. Deb. Cv.,
             7.000%, 05/15/04 +(d) ....           0            0
                                        -----------  -----------
                                              8,500            0
                                        -----------  -----------
           TOTAL CORPORATE BONDS ......   2,145,200    1,881,126
                                        -----------  -----------

                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                            MARKET
   AMOUNT                                  COST         VALUE
  --------                                 ----        ------
             U.S. GOVERNMENT OBLIGATIONS -- 91.9%
$260,543,000   U.S. Treasury Bills, 1.610%
               to 1.865%++, 07/05/02 to
               10/31/02 .............. $259,903,709 $259,930,585
                                       ------------ ------------
             TOTAL INVESTMENTS --
               100.0% ................ $285,203,482  282,672,322
                                       ============
             OTHER ASSETS AND
               LIABILITIES (NET) -- 0.0% .........        67,990
                                                    ------------
             NET ASSETS -- 100.0% ................  $282,740,312
                                                    ============
----------------
             For Federal tax purposes:
             Aggregate cost ......................  $285,203,482
                                                    ============
             Gross unrealized appreciation .......  $    713,438
             Gross unrealized depreciation .......    (3,244,598)
                                                    ------------
             Net unrealized appreciation/
               (depreciation) ....................  $ (2,531,160)
                                                    ============
----------------
 (a)  Security fair valued under procedures established by the
      Board of Directors.
 (b)  Shares held.
 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of Rule 144A securities amounted to $10 or 0.0% of total net assets.
 (d)  Security in default.
 +    Non-income producing security.
 ++   Represents annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2002
Argonaut Group Inc.                            McGrath RentCorp
Dreyer's Grand Ice Cream Inc.                  Northeast Utilities
Eagle Bancshares Inc.                          Pennzoil-Quaker State Co.
Gucci Group NV                                 Puerto Rican Cement Co. Inc.
Ivex Packaging Corp.                           SJW Corp.
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                              THE GABELLI ABC FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $285,203,482) ..  $ 282,672,322
  Dividends and interest receivable ..........         92,481
  Receivable for Fund shares sold ............        378,816
                                                -------------
  TOTAL ASSETS ...............................    283,143,619
                                                -------------
LIABILITIES:
  Payable for investments purchased ..........         73,323
  Payable for investment advisory fees .......        116,234
  Payable for Fund shares redeemed ...........         17,172
  Payable for distribution fees ..............         58,105
  Payable to custodian .......................         99,052
  Other accrued expenses .....................         39,421
                                                -------------
  TOTAL LIABILITIES ..........................        403,307
                                                -------------
  NET ASSETS applicable to 29,087,153
    shares outstanding .......................  $ 282,740,312
                                                =============
NET ASSETS CONSIST OF:
  Capital stock, at par value ................  $      29,087
  Additional paid-in capital .................    283,592,607
  Accumulated net investment income ..........        802,557
  Accumulated net realized gain on investments        847,220
  Net unrealized depreciation on investments .     (2,531,159)
                                                -------------
  TOTAL NET ASSETS ...........................  $ 282,740,312
                                                =============
  NET ASSET VALUE, offering and redemption
    price per share ($282,740,312 / 29,087,153
    shares outstanding; 1,000,000,000 shares
    authorized of $0.001 par value) ..........          $9.72
                                                        =====

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends ..................................  $   164,859
  Interest ...................................    1,964,812
                                                -----------
  TOTAL INVESTMENT INCOME ....................    2,129,671
                                                -----------
EXPENSES:
  Investment advisory fees ...................    1,232,258
  Distribution fees ..........................      308,064
  Shareholder services fees ..................       34,730
  Custodian fees .............................       22,000
  Shareholder communications expenses ........       21,438
  Legal and audit fees .......................       19,560
  Registration fees ..........................       19,473
  Directors' fees ............................        5,366
  Miscellaneous expenses .....................       20,103
                                                -----------
  TOTAL EXPENSES .............................    1,682,992
                                                -----------
  Investment Advisory Fees Waived ............     (355,878)
                                                -----------
  TOTAL NET EXPENSES .........................    1,327,114
                                                -----------
  NET INVESTMENT INCOME ......................      802,557
                                                -----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments ...........      973,170
  Net change in unrealized
    appreciation (depreciation) on investments       26,116
                                                -----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS ...........................      999,286
                                                -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................  $ 1,801,843
                                                ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         SIX MONTHS
                                                     ENDED JUNE 30, 2002     YEAR ENDED
                                                         (UNAUDITED)      DECEMBER 31, 2001
                                                     -------------------  -----------------
OPERATIONS:
  Net investment income ..............................  $     802,557      $   1,586,170
  Net realized gain on investments ...................        973,170          3,194,999
  Net change in unrealized appreciation/
      depreciation on investments ....................         26,116           (119,843)
                                                        -------------      -------------
  NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ......................      1,801,843          4,661,326
                                                        -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ..............................             --         (1,453,098)
  Net realized gain on investments ...................             --         (2,260,374)
                                                        -------------      -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................             --         (3,713,472)
                                                        -------------      -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from
     capital share transactions ..........  ..........    113,529,459        104,089,499
                                                        -------------      -------------
  NET INCREASE IN NET ASSETS .........................    115,331,302        105,037,353
NET ASSETS:
  Beginning of period ................................    167,409,010         62,371,657
                                                        -------------      -------------
  End of period (including undistributed
     income of $802,557 and $0, respectively) ........  $ 282,740,312      $ 167,409,010
                                                        =============      =============

                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2002, there were no repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. As of April 1, 2002, the Adviser has voluntarily agreed to reduce its advisory fee by 50 basis points. As of June 30, 2002, the Adviser has reduced the Fund's expenses by $355,878.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $308,064, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2002, other than short term securities, aggregated $72,098,130 and $53,039,194, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $49,947 to Gabelli & Company, Inc. and its affiliates.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2002.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                             JUNE 30, 2002                   DECEMBER 31, 2001
                                                     ----------------------------      ----------------------------
                                                        SHARES         AMOUNT            SHARES           AMOUNT
                                                     ----------      ------------      ----------      ------------
Shares sold .......................................  16,457,408      $159,262,984      19,693,131      $190,492,163
Shares issued upon reinvestment of dividends ......          --                --         286,028         2,745,873
Shares redeemed ...................................  (4,723,223)      (45,733,525)     (9,225,206)      (89,148,537)
                                                     ----------      ------------      ----------      ------------
      Net increase ................................  11,734,185      $113,529,459      10,753,953      $104,089,499
                                                     ==========      ============      ==========      ============

THE GABELLI ABC FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2002 ----------------------------------------------------------
                                                   (UNAUDITED)    2001        2000        1999         1998          1997
                                                    --------    --------    -------     -------       -------      -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ........... $   9.65    $   9.45    $  9.44     $  9.59       $ 10.23      $  9.84
                                                    --------    --------    -------     -------       -------      -------
   Net investment income ..........................     0.03        0.10       0.19        0.26          0.22         0.08
   Net realized and unrealized gain
     on investments ...............................     0.04        0.33       0.83        0.59          0.90         1.17
                                                    --------    --------    -------     -------       -------      -------
   Total from investment operations ...............     0.07        0.43       1.02        0.85          1.12         1.25
                                                    --------    --------    -------     -------       -------      -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..........................       --       (0.09)     (0.12)      (0.14)        (0.22)       (0.08)
   In excess of net investment income .............       --          --         --          --         (0.00)(a)    (0.01)
   Net realized gain on investments ...............       --       (0.14)     (0.89)      (0.86)        (1.54)       (0.77)
   In excess of net realized gain
     on investments ...............................       --          --         --          --         (0.00)(a)       --
                                                    --------    --------    -------     -------       -------      -------
   Total distributions ............................       --       (0.23)     (1.01)      (1.00)        (1.76)       (0.86)
                                                    --------    --------    -------     -------       -------      -------
   NET ASSET VALUE, END OF PERIOD ................. $   9.72    $   9.65    $  9.45     $  9.44       $  9.59      $ 10.23
                                                    --------    --------    -------     -------       -------      -------
   Total return+ ..................................     0.7%        4.6%       10.9%        9.0%        11.1%        12.8%
                                                    ========    ========    =======     =======       =======      =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ........... $282,740    $167,409    $62,372     $42,783       $39,358      $35,228
   Ratio of net investment income
     to average net assets ........................    0.65%(e)    1.43%      1.55%       1.37%         1.00%        0.87%
   Ratio of operating expenses
     to average net assets before
     reimbursement (d) ............................    1.37%(e)    1.46%(c)   1.50%(c)    1.47%       1.69%(b)       2.26%(b)
   Ratio of operating expenses
     to average net assets net of
     reimbursement ................................    1.08%(e)    1.46%(c)   1.50%(c)    1.47%       1.69%(b)       2.26%(b)
   Portfolio turnover rate ........................     199%        308%       312%        672%          299%         493%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) The ratio of operating expenses to average net assets for the year ended December 31, 1998 and 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 1.68% and 2.25%, respectively.
(c) The Fund incurred interest expense during the years ended December 31, 2001 and 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.45% and 1.45%, respectively.
(d) During the period ended June 30, 2002, the Advisor voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.
(e) Annualized.

                 See accompanying notes to financial statements.

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                            E-MAIL: INFO@GABELLI.COM
                             HTTP://WWW.GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                         Mary E. Hauck
CHAIRMAN AND CHIEF                            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                 MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                           Karl Otto Pohl
ATTORNEY-AT-LAW                               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DEUTSCHE BUNDESBANK

Vincent D. Enright                            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                  VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER                   LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                                    OFFICERS
Mario J. Gabelli, CFA                         Bruce N. Alpert
PRESIDENT AND CHIEF                           VICE PRESIDENT
INVESTMENT OFFICER                            AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

[GRAPHIC OMITTED]
[Photo of Mario J. Gabelli Omitted]

THE
GABELLI

[GRAPHIC OMITTED]
[GRAPHIC OF A B C OMITTED]

FUND

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB408Q202SR


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002